Important Notice Regarding Change in Investment Policy

EATON VANCE CORE BOND FUND
Supplement to Summary Prospectus dated May 1, 2021

Effective December 31, 2021, the following replaces the first paragraph in “Principal Investment Strategies”:

The Fund seeks to achieve its investment objectives by investing primarily in fixed-income securities, which may include corporate bonds, U.S. Government securities, money market instruments, mortgage-backed securities (“MBS”) (including collateralized mortgage obligations and so-called “seasoned” MBS), commercial mortgage-backed securities, asset-backed securities (“ABS”) (including collateralized debt obligations and collateralized loan obligations) and convertible debt securities and other hybridsecurities. The Fund may also invest in floating rate instruments, including loans. The Fund may invest significantly in securities issued by various U.S. Government-sponsored entities, such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and Federal Home Loan Banks. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade securities that are rated at least BBB by S&P Global Ratings (“S&P”) or by Fitch Ratings (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Kroll Rating Agency, LLC (“Kroll”) for securitized debt instruments only (such as ABS and MBS) or in unrated securities determined by the investment adviser to be of comparable quality (the “80% Policy”). The Fund limits investment in instruments rated below investment grade (including securities, loans and credit derivatives where the credit rating of the reference instrument is below investment grade) to not more than 15% of its total assets. Instruments rated below investment grade (sometimes referred to as “junk”) are rated below BBB by S&P or Fitch or Baa by Moody’s or BBB by Kroll for securitized debt instruments only or or if unrated determined by the investment adviser to be of comparable quality. The Fund may invest in instruments in any rating category, including those in default. For purposes of rating restrictions, if instruments are rated differently by two or more rating agencies, the highest rating is used. The Fund is expected to have an average effective maturity between five and ten years.

October 14, 2021	39771 10.14.21